UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 26, 2010

Liberty Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

12300 Liberty Boulevard Englewood, CO 80112

(Address of Principal Executive Office)

(303) 220-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 REGULATION FD DISCLOSURES

Unitymedia GmbH (Unitymedia), an indirect subsidiary of Liberty Global, Inc. (Liberty Global), is the largest cable television operator in the German federal states of North Rhine-Westphalia and Hesse, as measured by the number of television subscribers.  For purposes of its stand alone reporting obligations, Unitymedia prepares its consolidated financial statements in accordance with International Financial Reporting Standards, as adopted by the European Union.

On August 26, 2010, Unitymedia’s interim report for the three months ended June 30, 2010 was posted to the investor relations section of the websites of Liberty Global (www.lgi.com) and Unitymedia (www.unitymedia.de). This Current Report on Form 8-K is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liabilities of that section.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: August 26, 2010

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